UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – April 19, 2010

HILLS BANCORPORATION
(Exact name of Registrant as specified in its charter)

Iowa	Commission File Number0-12668	42-1208067
(State or Other Jurisdiction of Incorporation or Organization)		(IRS Employer Identification No.)

131 Main Street, Hills, Iowa  52235
(Address of principal executive office)

Registrant's telephone number, including area code:  (319) 679-2291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders was held on April 19, 2010.  The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 19, 2010.  The final results of the shareholder votes are as follows:

Proposal 1 – Election of Directors

The following individuals were elected to serve as directors to hold office until the 2013 Annual Meeting.

		Withhold	Broker
	For	Authority	Non-Votes

1. Michael E. Hodge	3,066,313	14,431	None
2. John W. Phelan	3,060,255	20,489	None
3. Sheldon E. Yoder, D.V.M.	3,068,036	12,708	None

Proposal 2 – Approval of the Hills Bancorporation 2010 Stock Option and Incentive Plan

The shareholders approved the Hills Bancorporation 2010 Stock Option and Incentive Plan.

For	2,848,028
Against	118,125
Abstain	114,591
Broker Non-Votes	None

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hills Bancorporation

April 21, 2010	By:	/s/ Dwight O. Seegmiller
Date		Dwight O. Seegmiller
Director, President and Chief Executive Officer